UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2018

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80233

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  800-935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On May 9, 2018, GrowGeneration Corp. (the “Company”) completed a private placement (the “Offering”) of a total of 33.33 units (the “Units”) of the Company’s securities at the price of $300,000 per Unit pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act. Each Unit consists of (i) 100,000 shares of the Company’s $.001 par value common stock (the “Shares”) and (ii) 50,000 3-year warrants (the “Warrants”), each entitling the holder to purchase one share of the Company’s common stock, at a price of $.35 per share or through cashless exercise. The Company raised a total of $10,000,000 from three accredited investors.

Pursuant to a side letter entered into by and between the Company and an investor, Gotham Green Fund 1, L.P. (“Gotham Green”), for so long as Gotham Green, together with its affiliated funds, continues to hold a number of shares of common stock of the Company that represents at least 50% of the Shares purchased by Gotham Green in the Offering, the Company agrees to (x) nominate a designee of Gotham Green for election as a director of the Company and (y) use its best efforts to cause the election of such designee to the Board of Directors of the Company at each shareholder meeting held for the purpose of electing directors, or if earlier, at such time as a vacancy exists on the Company’s Board of Directors.

The foregoing descriptions of the terms of the Offering and the Units issued in connection therewith do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of the Securities Purchase Agreement, Side Letter and Warrants filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively.

This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy any of the securities described herein.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On May 9, 2018, the Company published a press release regarding the offering of the Units.

A copy of the press release is attached hereto as Exhibit 99.4. The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Form of Securities Purchase Agreement
99.2	Form of Side Letter
99.3	Form of Warrant to Purchase Common Stock
99.4	Press Release, dated May 9, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 9, 2018	GrowGeneration Corp.

	By:	/s/ Darren Lampert
		Name:	Darren Lampert
		Title:	CEO

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